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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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     Date of Report (Date of earliest event reported): October 19, 2004
                                                      (October 19, 2004)
         ---------------------------------------------------

                              TrustCo Bank Corp NY


           (Exact name of registrant as specified in its charter)

                             New York
              (State or other jurisdiction of incorporation)


                 0-10592                                        14-1630287
      (Commission File Number)              (IRS Employer Identification No.)

      --------------------------------------------------------------

              5 Sarnowski Drive, Glenville, New York 12305
            (Address of principal executive offices) (Zip Code)


  Registrant's telephone number, including area code: (518) 377-3311

     ------------------------------------------------------------






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 TrustCo Bank Corp NY


 Item 7.  Financial Statements and Exhibits

          (c) Exhibits

          Reg S-K Exhibit No.     Description
                99(a) Highlights Press Release datedOctober 19, 2004, for the period ending September 30, 2004, regarding year to date and third quarter results.

                99(b) Press Release dated October 19, 2004, for the period ending September 30, 2004, regarding year to date and third quarter results.

 Item 12. Results of Operations and Financial Condition

         On October 19, 2004, TrustCo Bank Corp NY ("Trustco") issued two press releases with year to date and third quarter results for the period ending September 30,2004. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Dated: October 19, 2004

                                           TrustCo Bank Corp NY
                                           (Registrant)


                                           By:/s/ Robert T. Cushing
                                           ----------------------------
                                               Robert T. Cushing
                                               Executive Vice President and
                                               Chief Financial Officer




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                                 Exhibits Index


 The following exhibits are filed herewith:


 Reg S-K Exhibit No.        Description                              Page
 ------------------         ----------------------------         ----------
     99(a)                  Highlights Press Release of               5
                            October 19,  2004,  for the period
                            ending  September  30, 2004,
                            regarding year to date and third
                            quarter results.

     99(b)                  Press Release of October 19,             6-7
                            2004, for the period ending
                            September 30, 2004, regarding
                            year to date and third quarter
                            results.





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 TRUSTCO                                                       Exhibit 99(a)
 Bank Corp NY                                                  News Release
 ----------------------------------------------------------------
 5 Sarnowski Drive, Glenville, New York 12302
 (518) 377-3311 Fax: (518) 381-3668

 Subsidiary:    Trustco Bank
                                                          NASDAQ - TRST

 Contact:       Robert Leonard
                Administrative Vice President
                (518) 381-3693

 FOR IMMEDIATE RELEASE: Glenville, New York - October 19, 2004

 TrustCo Bank Corp NY
 (dollars in thousands, except per share data)
                                                2004                   2003
                                                ----                   ----
 Three Months Ended September 30:
       Net Income                        $     15,213                 14,285
       Provision for Loan Losses                  150                    300

 Average Equivalent Shares Outstanding:
        Basic                              74,244,000             74,400,000
        Diluted                            74,980,000             75,417,000

        Net Income per Share:
        Basic                            $      0.205                  0.192
        Diluted                                 0.203                  0.189
                                                =====                  =====
 Twelve Months Ended September 30:
        Net Income                       $     43,717                 40,888
        Provision for Loan Losses                 450                    900

 Average Equivalent Shares Outstanding:
        Basic                              74,242,000             74,339,000
        Diluted                            75,059,000             75,280,000

 Net Income per Share:
        Basic                            $      0.589                  0.550
        Diluted                                 0.582                  0.543
                                                =====                  =====

 Period End:
 Total Assets                               2,837,325              2,739,556
 Total Nonperforming Loans                      3,107                  3,563
 Total Nonperforming Assets                     3,107                  3,563
 Allowance for Loan Losses                     48,685                 49,054
 Allowance as a Percentage
  of Total Loans                                  4.10%                  4.08


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                                                               Exhibit 99(b)

 TRUSTCO
 Bank Corp NY                                                  News Release
 -----------------------------------------------------------------
 5 Sarnowski Drive, Glenville, New York, 12302
 (518) 377-3311 Fax: (518) 381-3668

 Subsidiary:  Trustco Bank

 Contact:     Robert M. Leonard
              Administrative Vice President
              (518) 381-3693

 FOR IMMEDIATE RELEASE:


                 TRUSTCO ANNOUNCES RECORD THIRD QUARTER
                         AND YEAR TO DATE RESULTS


 Glenville, New York - October 19, 2004 - TrustCo Bank Corp NY (TrustCo, NASDAQ:TRST) today announced record third quarter results for 2004. Net income for the third quarter was $15.2 million, compared to $14.3 million for 2003, an increase of 6.5%. Diluted earnings per share were $0.203 for the third quarter 2004 compared to 0.189 for 2003.

 Year to date results reflect increases in both net income and diluted earnings per share between 2003 and 2004. For the nine months ended September 30, 2004 net income was $43.7 million and diluted earnings per share were $0.582, compared to net income of $40.9 million and diluted earnings per share of $0.543 for the comparable nine-month period in 2003. The nine month results reflect an increase of 6.9% in net income and 7.2% in diluted earnings per share for 2004 compared to the same nine-month period in 2003.

 Commenting on the results, Robert J. McCormick, President and Chief Executive Officer noted, "The current quarter and the year to date 2004 results are tremendous and set the stage for continued growth for the remainder of the year."

 Our branch expansion program continues. During the third quarter, we opened offices in Valatie and Slingerlands, New York. We also relocated our Rotterdam Square office to a more visible location within the mall. Robert J. McCormick commented, "We are excited at the opportunities available to expand, and we are delighted by the reception we have received in all the communities that we are serving."

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 TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 71 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department that has $948 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

 Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those"forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

 TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


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